Supplement dated February 20, 2024, to the Updating Summary Prospectus and Prospectus dated

May 1, 2023, for Schwab Advisor Choice Variable Annuity and Schwab OneSource Choice Variable Annuity

issued by Empower Annuity Insurance Company of America

Variable Annuity 1 Series Account

Supplement dated February 20, 2024, to the Updating Summary Prospectus and Prospectus dated May 1,

2023, for Schwab Advisor Choice Variable Annuity and Schwab OneSource Choice Variable Annuity

issued by Empower Life & Annuity Insurance Company of New York

Variable Annuity 1 Series Account of New York

This Supplement amends certain information contained in your variable annuity contract (“Contract”) prospectus (the “Prospectus”). Please read this Supplement carefully and keep it with your Prospectus for future reference.

The Board of Trustees of Delaware VIP Trust and Ivy Variable Insurance Portfolios approved an Agreement and Plan of Reorganization (the “Agreement”) between Delaware VIP International Series (the “Acquired Fund”) and Delaware Ivy VIP International Core Equity (the “Acquiring Fund”) that provides for the reorganization of the Acquired Fund with and into the Acquiring Fund (the “Reorganization”), see table below. The Agreement provides for the acquisition of all assets and liabilities of the Acquired Fund by the Acquiring Fund.

The Reorganization is subject to approval and will be submitted to Acquired Fund shareholders for their consideration at a special shareholder meeting to be held on March 25, 2024. If approved, the Reorganization is expected to take place on or about April 26, 2024 (the “Reorganization Date”). Effective one day before the Reorganization Date, the Acquired Fund will be closed to new and existing investors.

Acquired Fund	Acquiring Fund
Delaware VIP International Series - Standard Class	Delaware Ivy VIP International Core Equity - Class I

Shareholders of the Acquired Fund will vote on the Reorganization, and the Reorganization will only occur if approved. On the Reorganization Date, after the close of business, your Annuity Account Value in the Sub-Account invested in the Acquired Fund at the time of the Reorganization will become invested in the Sub-Account that invests in the corresponding class of the Acquiring Fund, and the Acquired Fund will liquidate, cease operations, and will no longer be available for investment. Unless you instruct us otherwise, any allocation instruction you have on file that includes the Acquired Fund will be automatically updated with the corresponding Acquiring Fund after the Reorganization Date.

In late February 2024, a combined proxy statement/prospectus will be sent to Contract Owners invested in the Acquired Fund requesting their vote on the proposal, which will include a full discussion of the Reorganization.

Your rights and obligations under the Contract and your Annuity Account Value will not change as a result of the Reorganization. The fees and charges under the Contract will not change and there are no tax consequences to you as a result of the Reorganization.

As of the Reorganization Date, this Supplement amends your Prospectus by removing all references to the Acquired Fund as an investment option under the Contract. As of the Reorganization Date, the Acquiring Fund will be added as investment option under your Contract.

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If you have any questions regarding this Supplement or if you wish to obtain a prospectus for the Acquired Fund, or the other funds available under your Contract, you may contact us by writing Protective Life at P.O. Box 10648 Birmingham, AL 35202-0648 or calling toll free at 1-800-838-0650. You may also obtain Acquired Fund and other fund prospectuses online at www.protective.com/productprospectus by selecting your Contract then “Investment Options.” Please work with your financial representative to determine if your existing allocation instructions should be changed before or after the Reorganization Date.